EXHIBIT 99.4

                                                        MONTHLY OPERATING REPORT

------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.                        ACCRUAL BASIS
------------------------------------------
CASE NUMBER: 400-42144                                      02/13/95, RWD, 2/96
------------------------------------------
JUDGE: BARBARA J. HOUSER
------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                     Chief Financial Officer
---------------------------------------      -----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Drew Keith                                                1/31/01
---------------------------------------      -----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE

PREPARER:

/s/ JESSICA L. WILSON                              Chief Accounting Officer
---------------------------------------      -----------------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE

Jessica L. Wilson                                         1/31/01
---------------------------------------      -----------------------------------
PRINTED NAME OF PREPARER                                    DATE

                                                        MONTHLY OPERATING REPORT

------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.                   ACCRUAL BASIS-1
------------------------------------------
CASE NUMBER: 400-42144                                      02/13/95, RWD, 2/96
------------------------------------------

-----------------------------------------
COMPARATIVE BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------------------
                                                                      MONTH                       MONTH                  MONTH
                                                 SCHEDULE       ------------------------------------------------------------------
ASSETS                                            AMOUNT           October 2000                November 2000         December 2000
----------------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                           $40,098              $30,292                      $30,092                   $0
----------------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                               $2,742,718                     $247,566          $17,713,564
----------------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                  $40,098           $2,773,010                     $277,658          $17,713,564
----------------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                $9,006,275           $7,376,743                   $7,385,945           $7,377,903
----------------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                               $20,429,725           $4,189,044                   $4,123,351                   $0
----------------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                                      $0                           $0           $6,000,000
----------------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                 $15,035                     ($26,932)            $112,681
----------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                     $21,367,511        ($346,788,714)               ($344,172,954)       ($352,418,247)
----------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                    $50,843,609        ($332,434,882)               ($332,412,932)       ($321,214,099)
----------------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT            $474,988,760         $553,209,953                 $553,211,713         $521,039,915
----------------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                                     $86,298,997                  $86,299,859         $439,388,992
----------------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                              $474,988,760         $466,910,956                 $466,911,854          $81,650,923
----------------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                     $0                           $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                            $0                           $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                                   $0                           $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                           $525,832,369         $134,476,074                 $134,498,922        ($239,563,176)
----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                 $90,666                      $75,932             $135,849
----------------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                         $0                           $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                         $0                           $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                     $0                           $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                          $0                           $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                          ($9,578,472)                 ($9,625,363)       ($148,803,341)
----------------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                  ($9,487,806)                 ($9,549,431)       ($148,667,492)
----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                            $23,187,921          $22,974,085                  $22,951,163          $22,282,098
----------------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                            $4,672,323                   $0                           $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                         $392,188,633          $17,641,103                  $17,874,601          $17,875,355
----------------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                          $88,562,459                  $88,562,459          $75,976,570
----------------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES          $420,048,877         $129,177,647                 $129,388,223         $116,134,023
----------------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                      $420,048,877         $119,689,841                 $119,838,792         ($32,533,469)
----------------------------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                   $29,200,132                  $29,200,132          $16,327,446
----------------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                            ($14,413,899)                ($14,540,002)       ($223,357,153)
----------------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                     $0          $14,786,233                  $14,660,130        ($207,029,707)
----------------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                         $420,048,877         $134,476,074                 $134,498,922        ($239,563,176)
----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-2
------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
------------------------------------------

-----------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------
                                                  MONTH          MONTH              MONTH
                                               ----------------------------------------------------      QUARTER
REVENUES                                       October 2000  November 2000      December 2000             TOTAL
------------------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                 $0         $4,000              $169,228             $173,228
------------------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                      $0             $0                    $0                   $0
------------------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                    $0         $4,000              $169,228             $173,228
------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------
4.    MATERIAL                                       $0             $0                    $0                   $0
------------------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                   $0             $0                    $0                   $0
------------------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                $0             $0                    $0                   $0
------------------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                       $0             $0                    $0                   $0
------------------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                   $0         $4,000              $169,228             $173,228
------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION                 $0             $0                    $0                   $0
------------------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                            $0             $0                    $0                   $0
------------------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                  $76,893        $74,934            $1,147,774           $1,299,601
------------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                              $29,035       ($14,775)              $50,035              $64,295
------------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                            $0             $0          $339,888,697         $339,888,697
------------------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                 $105,928        $60,159          $341,086,506         $341,252,593
------------------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                        ($105,928)      ($56,159)        ($340,917,278)       ($341,079,365)
------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)               $0       ($58,241)            ($229,183)           ($287,424)
------------------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)              $0             $0                    $0                   $0
------------------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                         $350,272       $212,253              $491,002           $1,053,527
------------------------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                       $0             $0                    $0                   $0
------------------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                   $0             $0                    $0                   $0
------------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                            $0             $0            $6,304,460           $6,304,460
------------------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES              $350,272       $154,012            $6,566,279           $7,070,563
------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                              $0             $0              $544,742             $544,742
------------------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                              $0             $0                  $250                 $250
------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                            $0             $0                    $0                   $0
------------------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                  $0             $0              $544,992             $544,992
------------------------------------------------------------------------------------------------------------------
27.   INCOME TAX                              ($182,480)      ($84,068)        ($139,211,420)       ($139,477,968)
------------------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                       ($273,720)     ($126,103)        ($208,817,129)       ($209,216,952)
------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.            ACCRUAL BASIS-3
------------------------------------------
CASE NUMBER: 400-42144                              02/13/95, RWD, 2/96
------------------------------------------


----------------------------------------------------------------------------------------------------------
                                               MONTH            MONTH           MONTH
CASH RECEIPTS AND                           --------------------------------------------------   QUARTER
DISBURSEMENTS                                October 2000    November 2000   December 2000        TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                  $30,292         $30,292          $30,092         $30,292
----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                      $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                     $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                $8,500        $274,800           $5,000        $288,300
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                    $8,500        $274,800           $5,000        $288,300
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                        ($8,500)      ($275,000)        ($35,092)      ($318,592)
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS               ($8,500)      ($275,000)        ($35,092)      ($318,592)
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                  $0           ($200)        ($30,092)       ($30,292)
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                       $30,292         $30,092               $0              $0
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                     $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                              $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                           $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                       $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                          $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                           $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                        $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                               $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                               $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                   $0           ($200)        ($30,092)       ($30,292)
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                        $30,292         $30,092               $0              $0
----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-4
-------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                     MONTH           MONTH            MONTH
                                                   SCHEDULE      -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT       October 2000    November 2000    December 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                               $8,380           $9,000          $5,000
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                            ($31,600)          $8,381          $4,000
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                                  $0         ($31,600)             $0
------------------------------------------------------------------------------------------------------------------
4.     91+                                                            $7,399,963       $7,400,164      $7,368,903
------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                              $0      $7,376,743       $7,385,945      $7,377,903
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                        $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                              $0      $7,376,743       $7,385,945      $7,377,903
------------------------------------------------------------------------------------------------------------------


-------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                   MONTH:  December 2000
------------------------------------------------------------------------------------------------------------------
                                           0-30            31-60            61-90            91+
TAXES PAYABLE                              DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                 $57,857             $135              $0          $77,857        $135,849
------------------------------------------------------------------------------------------------------------------

------------------------------------------------
STATUS OF POSTPETITION TAXES                               MONTH:  December 2000
--------------------------------------------------------------------------------------------------------------------
                                                         BEGINNING         AMOUNT                           ENDING
                                                            TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                                  LIABILITY*      0R ACCRUED          PAID          LIABILITY
--------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0                                               $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                                  $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

-------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.                ACCRUAL BASIS-5
-------------------------------------------
CASE NUMBER: 400-42144                                   02/13/95, RWD, 2/96
-------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                     MONTH:  December 2000

-------------------------------------------
BANK RECONCILIATIONS
                                              Account #1      Account #2      Account #3
------------------------------------------------------------------------------------------------------------
A.     BANK:                                   Bank One        Bank One        Bank One
--------------------------------------------------------------------------------------------     TOTAL
B.      ACCOUNT NUMBER:                       1559691322      1559691330      9320014690
------------------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                        Deposit          Payroll     Health Insurance
------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                        $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                      $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                           $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                       $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN       N/A - Lockbox only    No activity   Account closed
------------------------------------------------------------------------------------------------------------

-------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------
                                               DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE       INSTRUMENT         PRICE           VALUE
------------------------------------------------------------------------------------------------------------
7.     N/A
------------------------------------------------------------------------------------------------------------
8.     N/A
------------------------------------------------------------------------------------------------------------
9.     N/A
------------------------------------------------------------------------------------------------------------
10.    N/A
------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                 $0              $0
------------------------------------------------------------------------------------------------------------

-------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                  $0
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                         $0
------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


-------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-6
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-------------------------------------------

                                                        MONTH:  December 2000
-------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------
                             INSIDERS
--------------------------------------------------------------------
                           TYPE OF         AMOUNT      TOTAL PAID
          NAME             PAYMENT          PAID         TO DATE
--------------------------------------------------------------------
1.   Pete Sanderlin        Salary            $0         $17,200
--------------------------------------------------------------------
2.   Tom Mealie            Salary            $0         $17,200
--------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                             $0         $34,400
--------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                  PROFESSIONALS
------------------------------------------------------------------------------------------------
                        DATE OF COURT                                                    TOTAL
                       ORDER AUTHORIZING      AMOUNT         AMOUNT      TOTAL PAID     INCURRED
            NAME           PAYMENT           APPROVED         PAID         TO DATE     & UNPAID*
------------------------------------------------------------------------------------------------
1.   N/A
------------------------------------------------------------------------------------------------
2.   N/A
------------------------------------------------------------------------------------------------
3.   N/A
------------------------------------------------------------------------------------------------
4.   N/A
------------------------------------------------------------------------------------------------
5.   N/A
------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                            $0            $0            $0            $0
------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           SCHEDULED      AMOUNTS
                                            MONTHLY        PAID        TOTAL
                                           PAYMENTS       DURING       UNPAID
           NAME OF CREDITOR                   DUE          MONTH    POSTPETITION
--------------------------------------------------------------------------------
1.   GE Capital                              $4,038        $4,038        $0
--------------------------------------------------------------------------------
2.   GE Capital                              $4,402        $4,402        $0
--------------------------------------------------------------------------------
3.   GE Capital                              varies       $14,975        $0
--------------------------------------------------------------------------------
4.   AAR - paid by Bondholders                           $660,624        $0
--------------------------------------------------------------------------------
5.   N/A                                                                 $0
--------------------------------------------------------------------------------
6    TOTAL                                   $8,440      $684,039        $0
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-7
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-------------------------------------------

                                                        MONTH: December 2000
                                                        --------------------

-----------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                 YES        NO
--------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?        X
--------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                            X
--------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                      X
--------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                      X
--------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                X
--------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                          X
--------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                             X
--------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                      X
--------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                           X
--------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                     X
--------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                       X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
--------------------------------------------------------------------------------
Item 4 - In December GE Capital was paid for debt outstanding as equipment was located and used in operations.
--------------------------------------------------------------------------------
Item 1 - One DC-8 Stage II aircraft was sold for $6,300 during the month. These funds were remitted to Wells Fargo Bank in accordance with the Cash Collateral order. Additionally, all inventory has now been disposed of in connection with the various Auctions. Several 747 aircraft were sold by the Bondholders in the 4th quarter. These transactions are reflected in restricted cash in 12/00.
--------------------------------------------------------------------------------

-----------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                 YES        NO
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1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                    X
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                      X
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3.    PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

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                             INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
    TYPE OF                                                       PAYMENT AMOUNT
    POLICY          CARRIER             PERIOD COVERED             & FREQUENCY
--------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.           FOOTNOTES SUPPLEMENT
-------------------------------------------
CASE NUMBER: 400-42144                              ACCRUAL BASIS
-------------------------------------------

                                             MONTH: December 2000
                                                    ----------------------------



--------------------------------------------------------------------------------
ACCRUAL BASIS     LINE
 FORM NUMBER     NUMBER                  FOOTNOTE/EXPLANATION
--------------------------------------------------------------------------------
       6                  All Professional fees related to the Reorganization of
                           the Company are disbursed out of Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------
       7                  All insurance plans related to the Company are carried
                           at Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141.
--------------------------------------------------------------------------------
      General             This operation closed in May of 2000. Costs incurred
                           during December 2000 consisted of costs associated with shut down procedures and maintaining collateral.
--------------------------------------------------------------------------------
       3           8      All cash received into the Company cash accounts is
                           swept each night to Kitty Hawk, Inc. Master Account (see Case #400-42141).
--------------------------------------------------------------------------------
       3           31     All disbursements (either by wire transfer or check),
                           including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
--------------------------------------------------------------------------------
       4           6      All assessments of uncollectible accounts receivable
                           are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------
       3           28     All payments are made by Kitty Hawk, Inc.
                          (Case #400-42141)
--------------------------------------------------------------------------------
       6           4      Secured credit AAR was paid in full by the Bondholders
                           using cash they hold in escrow on behalf of Kitty Hawk. The note was paid in full in order to release liens on engines the Bondholders wanted to sell.
--------------------------------------------------------------------------------
       2           13     During December, the Company recorded a write down of
                           approx $340 million related to the widebody aircraft. This is in connection with SFAS 121 - Impairment of long-lived assets. After the International operations ceased 5/1/00 and factors occuring in 4/00, the market value of the assets declined significantly below the current net book value. An adjustment to reduce the book value of these assets was recorded.
--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK INTERNATIONAL, INC.

CASE NUMBER: 400-42144

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                    December 2000


8.   OTHER (ATTACH LIST)                              $ (352,418,247)Reported
                                              -----------------------
        Intercompany Receivables                        (368,269,384)
        A/R Senior Noteholders                               475,039
        A/R 401(k) Loan                                       (4,535)
        A/R Insurance                                        133,954
        A/R Auction Proceeds                                 220,865
        A/R Aging Reconciling item                            33,950
        Deferred Taxes                                    13,097,746
        Aircraft held for resale                             699,701
        Loan Org Costs                                       111,188
        Deposits - Landing Fees                                5,016
        Deposits - Aircraft                                  434,321
        Deposits - Rent                                      218,828
        Security Deposit                                     425,064
                                              -----------------------
                                                        (352,418,247)Detail
                                              -----------------------
                                                                   - Difference



22.  OTHER (ATTACH LIST)                              $ (148,803,341)Reported
                                              -----------------------
        Accrued income taxes                            (148,904,755)
        Accrued Misc                                          89,664
        Accrued US Trustee                                       250
        Accrued Fuel                                          11,500
                                              -----------------------
                                                        (148,803,341)Detail
                                              -----------------------
                                                                   - Difference

27.  OTHER (ATTACH LIST)                                $ 75,976,570 Reported
                                              -----------------------
        Deferred Taxes                                    87,246,212
        Accrued Taxes payable                            (18,954,646)
        Aircraft Maintenance Reserves                              -
        Accrued Fuel expenses                              5,403,028
        Prepaid Fuel                                      (5,661,963)
        Accrued Salaries/Vacation/Employee Benefits        4,075,349
        Uncleared 4/28/00 Payroll Checks                      66,601
        A/P Other/Accrued/Unrecorded                        (273,916)
        Purchase reserves                                  1,762,176
        Accrued Landing fees/parking/cargo fees            1,644,307
        Various accrued taxes                              1,313,200
        Other Misc accruals                                 (643,778)

                                              -----------------------
                                                          75,976,570 Detail
                                              -----------------------
                                                                   - Differnece

ACCRUAL BASIS-2
13   OTHER (ATTACH LIST)                                $339,888,697 Reported
                                              -----------------------
                                              -----------------------
        Write down of Aircraft I/a/w SFAS 121            339,888,697 Detail
                                              -----------------------
                                                                   - Difference



ACCRUAL BASIS-2
16   NON-OPERATING INCOME (ATT. LIST)                      ($229,183)Reported
                                              -----------------------
        Interest income on restricted cash investments      (229,183)

                                              -----------------------
                                                            (229,183)Detail
                                              -----------------------
                                                                   - Difference

21.  OTHER (ATTACH LIST)                                   6,304,460 Reported
                                              -----------------------
        Loss on Sales of Assets                            6,304,460 Detail
                                              -----------------------
                                                                   - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                     (35,092)Reported
                                              -----------------------
        Expense petty cash usage                             (30,092)
        Transfer to Inc - all money sweeps                    (5,000)Detail
                                              -----------------------
          to KH Inc. Case #400-42141                               - Difference
                                              -----------------------